UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2014

iGambit Inc.

(Exact name of registrant as specified in its charter)

Delaware

000-53862

(State or other jurisdiction

(Commission File Number)

(IRS Employer

of incorporation)

Identification No.)

1050 W. Jericho Turnpike, Suite A

11787

Smithtown, New York

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (631) 670-6777

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: iGambit Inc.'s Form 8-K furnished on April 30, 2014 included an incorrect Exhibit 16.1 when submitted.  This Form 8-K/A includes the correct Exhibit 16.1 and supersedes the prior Exhibit 16.1 included with the prior Form 8-K.  All other information contained in the prior Form 8-K remain unchanged in this Form 8-K/A.

ITEM  4.01

Changes in Registrant’s Certifying Accountant

(a) Prior independent registered public accounting firm

On April 28, 2014, the Audit Committee of the Board of Directors (the “Committee”) of   iGambit Inc. (the

“Company”) approved the dismissal of Fiondella, Milone & LaSaracina, LLP  (“FML”) as the Company’s

independent registered public accounting firm.  FML was initially engaged by the Company on January 8, 2013 for the years ended December 31, 2012 and December 31, 2013 respectively.

FML’s report on the Company’s consolidated financial statements for the fiscal  years ended December 31, 2012 and

2013 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle

During the Company’s two most recent fiscal years, and the subsequent interim period preceding its dismissal, there were:

(i) no disagreements between the company and FML on any matter of accounting principles or practices,

financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to FML’s satisfaction, would have caused them to make reference to the subject matter of the disagreements in connection with their reports on the consolidated financial statements of the Company for such fiscal years; and

(ii) no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided FML with a copy of this disclosure set forth under this Item 4.01, and has requested

FML to furnish to the Company a letter addressed to the U.S. Securities and Exchange Commission stating whether or not it agrees with the statements made above. A copy of FML’s letter dated April 30, 2014 is attached as

Exhibit 16.1 to this Form 8-K.

(b) New independent registered public accounting firm

On April 28, 2014, the Committee approved the engagement of Michael Albanese, CPA. (“Albanese”) as the

Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

During the Company’s two most recent fiscal years and the subsequent interim period preceding its engagement,

neither the Company nor anyone on its behalf consulted Albanese regarding either:

(i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided to the Company that Albanese concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii) any matter that was the subject of a disagreement or reportable event as defined in Item 304(a)(1)(iv) of

Regulation S-K and Item 304(a)(1)(v), respectively.

In approving the selection of Albanese as the Company’s independent registered public accounting firm, the

Committee concluded that Albanese was initially engaged by the Company on March 20, 2009 for the years ended

December 31, 2007 and December 31, 2008 and subsequently for the years ended on December 31, 2009, December

31, 2010 and December 31, 2011 respectively.

Item 9.01

Financial Statements and Exhibits.

(d)      Exhibit:

16.1

Letter of Fiondella, Milone & LaSaracina, LLP, dated April 30, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date:  May 9, 2014

iGambit Inc.

By:

/s/   John Salerno

John Salerno

Chief Executive Officer

Exhibit Index

Exhibit No.     Description

16.1

Letter of Fiondella, Milone & LaSaracina, LLP dated April 30, 2014.